UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the period ended May 31, 2013. The net asset value (NAV) at that date was $18.98 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $20.07.

The total returns, including income, for the Fund and its comparative benchmarks were:

For the Period March 26, 2013 (commencement of operations) through May 31, 2013
Cohen & Steers MLP Income and Energy Opportunity Fund at NAV[a]	–0.63%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	0.35%
Blended Benchmark—90% Alerian MLP Index—10% BofA Merrill Lynch Fixed Rate Preferred Index[b]	–0.36%
Alerian MLP Index[b]	–0.46%
S&P 500 Index[b]	4.68%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Financial markets began the period on a positive note, generally supported in April by low interest rates and signs of a modestly expanding U.S. economy. However, markets came under pressure in May after minutes from the latest Federal Reserve meeting indicated that further bond purchases would be based on the pace of economic growth. Given the general improvement in U.S. economic data, investors interpreted the minutes as suggesting that quantitative easing would be tapered sooner rather than later. In response, Treasury yields moved sharply higher—from 1.9% to 2.2% by period end—prompting a selloff concentrated on income-related securities, such as higher-yielding equities and fixed income assets.

In this environment, infrastructure companies, including midstream energy companies structured as master limited partnerships, underperformed the broader equity market. Regarding subsector performance, the gathering and processing group (5.8% total return in the Alerian MLP Indexc) performed well. These companies continued to benefit from rising shale energy production, which has been supported by firmer natural gas prices over the past several months. Marine shipping (6.4%) also advanced, led by Teekay Offshore Partners, which acquired a 50% interest in a tanker unit operating in waters off of Brazil.

Within the industry, it was a difficult period for exploration and production companies (–11.2%). Linn Co. had a sizable decline as some investors questioned the company's accounting and hedging practices. EV Energy fell sharply as well, in part due to disappointing progress toward monetization of its Utica shale acreage.

In news, the U.S. Department of Energy (DOE) conditionally approved Freeport LNG's application to export liquefied natural gas to non-free trade agreement countries. Based in Freeport, Texas, this is the second such project approved by the DOE. The exporting of domestically produced energy is politically controversial, and while we see several more projects ultimately being approved, we expect a deliberate pace to future DOE analyses.

c  Sector returns in U.S. dollars as measured by the Alerian MLP Index.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Fund performance

The Fund outperformed its blended benchmark based on market price, but underperformed on an NAV basis. Stock selection was relatively favorable in most subsectors, particularly in the gathering and processing and natural gas pipelines (–3.5% total return in the Alerian MLP Index) groups. Our overweight in the natural gas pipeline companies as a group somewhat lessened the benefit of stock selection in that subsector.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), detracted from the Fund's performance for the period.

Investment Outlook

We believe the general environment for midstream energy companies should remain supportive. In our view, the ramp-up in oil and natural gas companies' production in North American shale basins will most likely further the need for a redesigned energy grid—driving the development of new and repurposed pipelines, processing plants and storage facilities. The rise in energy supply has been driven by unconventional drilling techniques such as horizontal-drilling and hydraulic-fracturing, which have opened up new reservoirs of crude oil and natural gas liquids once deemed uneconomical to tap. We believe the asset class offers a unique combination of attractive income and visible medium-term growth, and expect these characteristics to support outperformance during the current period of heightened economic and market uncertainty.

We believe that companies in the midstream portion of the energy sector constitute a unique asset class with attractive characteristics. They tend to generate predictable revenue streams, cash flows and distribution payout potential, derived from the gathering, processing and transportation of oil, natural gas and other energy commodities. At the same time, they offer the "real asset" features typically found in other infrastructure categories—long-lived assets, typically with high barriers to entry supported by the resilient demand for essential services.

Companies in the midstream energy sector can be structured as partnerships (MLPs), which can enhance the delivery of income through their tax-efficient pass-through structures or as C-corporations. Compared with the dividend yields of midstream energy C-corporations, annual MLP distribution yields tend to be higher (roughly 6%, currently), and their cost of equity capital is generally lower (since they are not taxable entities). Over time, we expect more midstream energy assets to move into this structure, which provides efficient income delivery and facilitates capital formation.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of May 31, 2013, leverage represented 31% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of four, five and six years (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Specifically, as of May 31, 2013, we have fixed the rate on 70% of our borrowings at an average interest rate of 1.6% for an average remaining term of 3.8 years. Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	31%
% Fixed Rate	70%
% Variable Rate	30%
Weighted Average Rate on Financing	1.6%
Weighted Average Term on Financing	3.8 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of May 31, 2013. Information is subject to change.

b  See Note 6 in Notes to Consolidated Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

May 31, 2013

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Enterprise Products Partners LP	$45,891,841	6.2
Kinder Morgan Management, LLC	45,125,030	6.1
MarkWest Energy Partners, LP	39,377,455	5.4
Enbridge Energy Management, LLC	36,710,704	5.0
Buckeye Partners, LP	31,847,733	4.3
Energy Transfer Partners, LP	30,904,294	4.2
Williams Partners LP	25,862,477	3.5
Teekay Offshore Partners LP (Marshall Islands)	24,761,277	3.4
Veresen Inc. (Canada)	22,486,673	3.1
Golar LNG Partners LP (Marshall Islands)	21,653,335	2.9

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2013 (Unaudited)

		Number of Shares	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	127.0%
COMPRESSION	1.8%
Exterran Partners, LPa		183,460	$5,083,677
USA Compression Partners, LPa		178,640	3,964,022
			9,047,699
CRUDE/REFINED PRODUCTS	23.5%
Buckeye Partners, LPa,b		481,520	31,847,733
Calumet Specialty Products Partners, LPa		96,470	3,294,450
Enbridge Energy Management, LLC[a,c]		1,234,388	36,710,704
Enbridge Inc. (Canada)[a]		149,300	6,476,027
Magellan Midstream Partners, LPa		216,300	11,245,437
NuStar Energy LPa,b		235,008	10,949,023
NuStar GP Holdings, LLC[a]		160,708	4,422,684
Plains All American Pipeline, LPa		213,630	12,001,733
Rose Rock Midstream, LPa		29,900	1,105,104
SemGroup Corporation[a]		34,000	1,778,880
			119,831,775
DIVERSIFIED	36.6%
Energy Transfer Equity, LPa		298,541	17,064,604
Energy Transfer Partners, LPa		635,760	30,904,294
Enterprise Products Partners LPa,b		772,720	45,891,841
Kinder Morgan Inc.[a]		229,270	8,707,675
Kinder Morgan Management, LLC[a,c]		555,590	45,125,030
NGL Energy Partners LPa		179,529	4,998,087
Williams Companies, Inc[a]		247,500	8,707,050
Williams Partners LPa,b		518,390	25,862,477
			187,261,058
EXPLORATION & PRODUCTION	2.9%
Devon Energy Corporation[a]		51,100	2,905,035
Linn Co, LLC[a]		330,100	11,980,980
			14,886,015
GATHERING & PROCESSING	19.1%
Access Mistream Partners LPa		137,470	5,913,959
Crestwood Midstream Partners LP		106,520	2,636,370
Crosstex Energy, LPa		337,100	6,492,546

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2013 (Unaudited)

		Number of Shares	Value
EQT Midstream Partners, LPa		52,650	$2,572,479
Inergy LPa		117,300	2,733,090
Inergy Midstream, LPa		100,020	2,249,450
MarkWest Energy Partners, LPa,b		598,078	39,377,455
PVR Partners, LPa		354,650	9,135,784
Regency Energy Partners LPa,b		289,620	7,425,857
Southcross Energy Partners, LPa		367,071	8,244,415
Tallgrass Energy Partners, LP		91,800	1,983,798
Targa Resources Partners LPa		188,140	8,750,391
			97,515,594
MARINE SHIPPING	10.3%
Golar LNG Partners LP (Marshall Islands)[a]		649,860	21,653,335
KNOT Offshore Partners LP (Marshall Islands)[a,d]		170,380	3,976,669
Teekay LNG Partners LP (Marshall Islands)[a]		58,150	2,494,635
Teekay Offshore Partners LP (Marshall Islands)[a]		763,530	24,761,277
			52,885,916
NATURAL GAS PIPELINES	25.6%
Altagas LTD (Canada)[a]		319,940	11,902,663
APA Group (Australia)[a,e]		1,625,950	9,999,885
Boardwalk Pipeline Partners, LPa,b		677,700	20,059,920
CorEnergy Infrastructure Trust, Inc.[a]		125,538	981,707
El Paso Pipeline Partners, LPa,b		408,935	16,803,139
Pembina Pipeline Corporation (Canada)[a]		461,400	14,428,346
Spectra Energy Corp[a]		618,250	18,899,903
Spectra Energy Partners, LPa,b		195,370	6,957,126
TransCanada Corporation (Canada)[a]		181,170	8,311,015
Veresen Inc. (Canada)[a]		1,716,720	22,486,673
			130,830,377
OIL & GAS STORAGE	0.6%
Niska Gas Storage Partners, LLC[a]		130,800	1,964,616
PAA Natural Gas Storage, LPa		54,840	1,106,123
			3,070,739
PROPANE	3.0%
Suburban Propane Partners, LPa,b		323,730	15,293,005

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2013 (Unaudited)

		Number of Shares	Value
OTHER	3.6%
Cheniere Energy Partners, LPa,b		587,725	$18,213,597
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$649,597,414)			648,835,775
PREFERRED SECURITIES	13.9%
BANKS	3.2%
Banco Bilbao Vizcaya Aregentaria, 9.00%, due 5/29/49 (Spain)[a]		2,400,000	2,424,000
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)		4,000,000	4,030,000
Dresdner Funding Trust I, 8.151%, due 6/30/31[a]		6,000,000	6,420,000
Lloyds TSB Bank PLC, 6.657%, due 1/29/49 (United Kingdom)		3,500,000	3,368,750
			16,242,750
FINANCE	1.1%
Ally Financial Inc., 8.50%, due 12/31/49		125,000	3,357,500
Colony Financial Inc., 8.50%, due 12/31/49		75,308	2,046,871
			5,404,371
GATHERING & PROCESSING	1.5%
DCP Midstream, LLC, 5.85%, due 5/21/43		7,473,000	7,529,048
INSURANCE	1.8%
ING Groep N.V., 8.50%, due 12/31/49 (Netherlands)		82,600	2,116,212
ING US Inc., 5.65%, due 5/15/53		1,660,000	1,672,450
La Mondiale, 7.625%, due 4/23/49 (France)[a,e]		5,646,000	5,746,640
			9,535,302
INTEGRATED TELECOMMUNICATION SERVICES	3.2%
Embarq Corporation, 7.995%, due 6/1/36		3,500,000	3,802,484
Frontier Communications Corporation, 9.00%, due 8/15/31		5,000,000	5,200,000
Qwest Corp, 6.125%, due 6/1/53		300,000	7,545,000
			16,547,484

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2013 (Unaudited)

		Number of Shares	Value
MARINE SHIPPING	1.5%
Teekay Offshore Partners L.P., 7.25%, due 4/30/18 (Marshall Islands)[a]		300,000	$7,695,000
NATURAL GAS PIPELINES	1.6%
El Paso LLC, 8.05%, due 10/15/30		4,200,000	4,730,435
El Paso LLC, 7.75%, due 1/15/32		2,848,000	3,211,946
			7,942,381
TOTAL PREFERRED SECURITIES (Identified cost—$71,093,314)			70,896,336
SHORT-TERM INVESTMENTS	6.4%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b,f]		16,368,780	16,368,780
Invesco Short-Term Treasury Portfolio Fund— Institutional Class, 0.02%[b,f]		16,368,779	16,368,779
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$32,737,559)			32,737,559
TOTAL INVESTMENTS (Identified cost—$753,428,287)	147.3%		752,469,670
LIABILITIES IN EXCESS OF OTHER ASSETS	(47.3)%		(241,467,128)
NET ASSETS (Equivalent to $18.98 per share based on 26,920,815 shares of common stock oustanding)	100.0%		$511,002,542

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security has been pledged as collateral in connection with the Fund's line of credit agreement. As of May 31, 2013, the total value of securities pledged as collateral for the line of credit agreement was $470,321,088.

b  All or a portion of the security is held by the Cohen & Steers MLP Investment Fund, a wholly-owned subsidiary.

c  Distributions are paid-in-kind.

d  Non-income producing security.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 3.1% of the net assets of the Fund.

f  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$753,428,287)	$752,469,670
Cash	181,613
Receivable for:
Dividends and interest	1,025,786
Investment securities sold	4,848,709
Other assets	156,183
Total Assets	758,681,961
LIABILITIES:
Payable for:
Revolving credit agreement	225,000,000
Investment securities purchased	20,775,634
Investment management fees	562,172
Offering costs	214,012
Interest expense	209,981
Administration fees	28,109
Directors' fees	10,590
Deferred tax liablility	593,784
Other liabilities	285,137
Total Liabilities	247,679,419
NET ASSETS	$511,002,542
NET ASSETS consist of:
Paid-in capital	$513,110,944
Net investment loss, net of income taxes	(195,149)
Accumulated net realized loss, net of income taxes	(143,106)
Net unrealized depreciation, net of income taxes	(1,770,147)
$511,002,542
NET ASSET VALUE PER SHARE:
($511,002,542 ÷ 26,920,815 shares outstanding)	$18.98
MARKET PRICE PER SHARE	$20.07
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	5.74%

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period March 26, 2013a through May 31, 2013 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$4,183,014
Less return of capital on distributions	(4,176,882)
Net distributions from master limited partnerships	6,132
Dividend income (net of $61,318 of foreign withholding tax)	1,210,754
Interest income	79,518
Total Investment Income	1,296,404
Expenses:
Investment management fees	988,499
Interest expense	431,859
Professional fees	112,645
Administration fees	97,330
Shareholder reporting expenses	19,695
Directors' fees and expenses	14,424
Line of credit fees	12,016
Custodian fees and expenses	10,465
Registration and filing fees	7,866
Transfer agent fees and expenses	3,706
Miscellaneous	6,273
Total Expenses	1,704,778
Net Investment Loss, before income taxes	(408,374)
Deferred tax benefit	213,225
Net Investment Loss, net of income taxes	(195,149)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(144,738)
Foreign currency transactions	(292)
Net realized loss, before income taxes	(145,030)
Deferred tax benefit	1,924
Net realized loss, net of income taxes	(143,106)
Net change in unrealized appreciation (depreciation) on:
Investments	(958,617)
Foreign currency translations	(2,597)
Net change in unrealized depreciation, before income taxes	(961,214)
Deferred tax expense	(808,933)
Net change in unrealized depreciation, net of income taxes	(1,770,147)
Net realized and unrealized loss	(1,913,253)
Net Decrease in Net Assets Resulting from Operations	$(2,108,402)

a  Commencement of operations.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Period March 26, 2013[a] through May 31, 2013
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment loss, net of income taxes	$(195,149)
Net realized loss, net of income taxes	(143,106)
Net change in unrealized depreciation, net of income taxes	(1,770,147)
Net decrease in net assets resulting from operations	(2,108,402)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	513,010,669
Total increase in net assets	510,902,267
Net Assets:
Beginning of period	100,275
End of period[b]	$511,002,542

a  Commencement of operations.

b  Includes net investment loss, net of income taxes, of $195,149.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period March 26, 2013a through May 31, 2013 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activitites
Net decrease in net assets resulting from operations	$(2,108,402)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(720,661,314)
Net purchases and sales of short-term investments	(32,737,559)
Proceeds from sales of long-term investments	11,575,190
Return of capital on distributions from master limited partnerships	4,176,882
Net amortization of premium	701
Net increase in dividends and interest receivable and other assets	(1,181,969)
Net increase in interest expense payable, accrued expenses and other liabilities	1,310,001
Net increase in deferred tax liability	593,784
Net change in unrealized depreciation of investment securities	958,617
Net realized loss on investment securities	144,738
Cash used for operating activities	(737,929,331)
Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	513,010,669
Drawdown on revolving credit agreement	225,000,000
Cash provided by financing activities	738,010,669
Increase in cash	81,338
Cash at beginning of period	100,275
Cash at end of period	$181,613

Supplemental Disclosure of Cash Flow Information:

During the period March 26, 2013 (commencement of operations) through May 31, 2013, interest paid was $221,878.

The Fund received $843,944 from distributions-in-kind during the period March 26, 2013 (commencement of operations) through May 31, 2013. See Note 1 Significant Accounting Policies.

a  Commencement of operations.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

Per Share Operating Performance:	For the Period March 26, 2013[a] through May 31, 2013
Net asset value, beginning of period	$19.10
Income (loss) from investment operations:
Net investment loss, net of income taxes	(0.01)[b]
Net realized and unrealized loss, net of income taxes	(0.07)
Total loss from investment operations	(0.08)
Offering costs charged to paid-in capital	(0.04)
Net decrease in net asset value	(0.12)
Net asset value, end of period	$18.98
Market value, end of period	$20.07
Total net asset value return	(0.63)%[c,d]
Total market value return	0.35%[c,d]

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Period March 26, 2013[a] through May 31, 2013
Net assets, end of period (in millions)	$511.0
Ratio of expenses to average daily net assets	2.64%[e,f]
Ratio of expenses to average daily net assets (excluding deferred tax expense)	1.95%[e]
Ratio of expenses to average daily net assets (excluding deferred tax expense and interest expense)	1.45%[e]
Ratio of net investment loss to average daily net assets	(1.13)%[e,f]
Ratio of expenses to average daily managed assets	2.28%[e,f,g]
Portfolio turover rate	4%[d]
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	327%
Asset coverage per $1,000 for revolving credit agreement	$3,271

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  For the period from March 26, 2013 (commencement of operations) through May 31, 2013, the Fund accrued $593,784 for net deferred tax expense.

g  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of high current income and price appreciation. The Fund had no operations until February 8, 2013 when it sold 5,250 shares to Cohen & Steers Capital Management Inc. (the investment manager). Investment operations commenced on March 26, 2013.

Cohen & Steers MLP Investment Fund (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland, was formed on January 30, 2013 and commenced operations on March 26, 2013. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to Master Limited Partnerships (MLPs) through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in MLPs. As of May 31, 2013, the Fund held $129,521,356 in the Subsidiary, representing 20.3% of the Fund's total assets (based on U.S. Federal income tax regulations). The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Where the context requires, the "Fund" includes both the Fund and Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of May 31, 2013.

The following is a summary of the inputs used as of May 31, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Investments In Securities
Master Limited Partnerships and Related Companies:
Natural Gas Pipelines	$130,830,377	$120,830,492	$9,999,885	$—
Other	518,005,398	518,005,398	—	—
Preferred Securities:
Banks	16,242,750	—	13,818,750	2,424,000	[b]
Gathering & Processing	7,529,048	—	7,529,048	—
Insurance	9,535,302	2,116,212	1,672,450	5,746,640	[b]
Integrated Telecommunication Services	16,547,484	—	16,547,484	—
Natural Gas Pipelines	7,942,381	—	7,942,381	—
Other	13,099,371	13,099,371	—	—
Short Term Investments:
Money Market Funds	32,737,559	—	32,737,559	—
Total Investments in Securities[c]	$752,469,670	$654,051,473	$90,247,557	$8,170,640

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued utilizing broker quotes.

c  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments	Preferred Securities
	in Securities	Banks	Insurance
Balance as of March 26, 2013[a]	$—	$—	$—
Purchases	8,372,597	2,428,750	5,943,847
Amortization	(138)	(20)	(118)
Change in unrealized appreciation (depreciation)	(201,819)	(4,730)	(197,089)
Balance as of May 31, 2013	$8,170,640	$2,424,000	$5,746,640

a  Commencement of operations.

The change in unrealized appreciation/(depreciation) attributable to securities owned on May 31, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $(201,819).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions received from the Fund's investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between investment income and return of capital based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded. The Fund has estimated approximately 99 percent of distributions from MLPs as return of capital.

The Fund receives distributions paid-in-kind in the form of additional units from its investment in Enbridge Energy Management, LLC and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the period March 26, 2013 (commencement of operations) through May 31, 2013, the Fund received the following distributions paid-in-kind:

Enbridge Energy Management, LLC	$361,325
Kinder Morgan Management, LLC	482,619
Total distributions paid-in-kind	$843,944

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the "Code"),

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions where it trades and has concluded that as of May 31, 2013, no additional provisions for income tax are required in the Fund's consolidated financial statements.

The Subsidiary, which is treated as a C-corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary's MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax asset or liability.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The current tax year remains open and subject to examination by federal and state tax jurisdictions.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the period from March 26, 2013 (commencement of operations) through May 31, 2013, the Fund incurred $28,109 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager which was reimbursed by the Fund in the amount of $1,989 for the period March 26, 2013 (commencement of operations) through May 31, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period March 26, 2013 (commencement of operations) through May 31, 2013, totaled $741,436,948 and $16,423,899, respectively.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of May 31, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$753,428,287
Gross unrealized appreciation	$13,035,813
Gross unrealized depreciation	(13,994,430)
Net unrealized appreciation (depreciation) before taxes	$(958,617)
Net unrealized appreciation (depreciation) after taxes	$(1,767,550)

The Subsidiary primarily invests its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Subsidiary reports its allocable share of the MLP's taxable income in computing its own taxable income. The Subsidiary's tax expense or benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary's deferred tax assets and liabilities as of May 31, 2013, are as follows:

Deferred tax assets:
Net operating loss	$154,130
Less Deferred tax liabilities:
Unrealized gain on investment securities	747,914
Total net deferred tax liability	$593,784

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary's assessment, it has determined that it is more likely than not that its deferred tax valuation asset will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary's deferred tax asset. Significant declines in the fair value of its portfolio of investments may change the Subsidiary's assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

Total income tax expense (current and deferred) has been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.3% to the Subsidiary's net

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment income and realized and unrealized gains (losses) on investments before taxes for the period from March 26, 2013 (commencement of operations) through May 31, 2013, as follows:

	Deferred	Total
Application of statutory income tax benefit	$557,170	$557,170
State income taxes, net of federal benefit	36,614	36,614
Total income tax expense	$593,784	$593,784

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On March 26, 2013, the Fund completed the initial public offering of 24,000,000 shares of common stock. Proceeds paid to the Fund amounted to $457,440,000 after the deduction of underwriting commissions and offering expenses of $22,560,000.

On May 9, 2013, the Fund completed a subsequent offering of 2,915,565 shares of common stock. Proceeds paid to the Fund amounted to $55,570,669 after the deduction of underwriting commissions and offering expenses of $2,740,631.

Note 6. Borrowings

The Fund and the Subsidiary are each a party to the credit agreement as defined herein and may borrow under its terms. Therefore, for purposes of this note, the Fund and the Subsidiary are collectively referred to as the "Fund". On May 3, 2013, the Fund entered into a $196,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund paid a monthly financing charge based on a LIBOR-based variable rate. Effective May 16, 2013, the Fund entered into an amended and restated credit agreement in which the credit line was increased to $225,000,000 and the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days' notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of May 31, 2013, the Fund had outstanding borrowings of $225,000,000. The Fund borrowed an average daily balance of approximately $175,600,000 at a weighted average borrowing cost of 1.20%.

Note 7. Concentration of Risk

Under normal circumstances, the Fund may invest up to 25% of its managed assets directly in equity or debt securities of MLPs. The Fund may also invest up to 25% of its managed assets in the Subsidiary, which in turn may invest up to 100% of its assets in equity or debt securities of MLPs, as well as in other securities and investment instruments. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, tax risk, commodity pricing risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP's operations.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

On May 6, 2013, the Board of Directors declared the payment of a cash distribution to be paid in the amount of $0.315 per common share, on June 28, 2013, to shareholders of record on June 20, 2013.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Period ended May 31, 2013) (Unaudited)

Based on Net Asset Value	Based on Market Value
Since Inception (3/26/13)	Since Inception (3/26/13)
–0.63%	0.35%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreements (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on February 20, 2013, the Management Agreement was discussed and was unanimously approved for a term ending February 20, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to approve the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee and expense information compared to peer funds (Peer Funds) prepared by the Investment Manager and by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors for the other funds it oversees, including presentations by portfolio managers relating to the investment performance of investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with representatives of the Investment Manager the type of transactions that would be done on behalf of the Fund. The Board of Directors also considered the Investment Manager's investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Directors considered the services provided by the Investment Manager to other registered funds advised by the Investment Manager.

In addition, the Board of Directors considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund would likely have a favorable impact on the success of the Fund. The Board of Directors noted further the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors concluded that the proposed services of the Investment Manager to the Fund compared favorably to services provided by the Investment Manager for other funds in both nature and quality. The Board of Directors concluded that the scope of services provided by the Investment Manager would be consistent with other funds and would be suitable for the Fund.

(ii) Investment performance of the Fund and the Investment Manager: Because the Fund is newly formed, the Board of Directors did not consider the investment performance of the Fund. Referencing

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

the discussions above, the Board of Directors found that the Investment Manager had the necessary expertise to manage the Fund. The Board of Directors determined that the Investment Manager would be an appropriate investment adviser for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the anticipated cost of the Investment Manager's services. As part of its analysis, the Board of Directors considered fee and expense estimates compiled by the Investment Manager and by an independent data provider. The Board of Directors then considered the administrative services to be provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund would pay an administrative fee to the Investment Manager. The Board of Directors noted that that the Fund's fees and expenses were reasonable considering those of the comparison funds.

Because the Fund had not commenced operations and the Investment Manager had not yet received any fees, the Board of Directors did not consider the profitability of the Investment Manager. The Board of Directors also took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the 1934 Act that the Investment Manager would be eligible to receive by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees to be received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services would be beneficial to the Fund.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other Investment Managers or other clients: As discussed above in (iii), the Board of Directors considered both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Investment Manager and to contracts of other investment advisers. The Board of Directors also considered fees charged by the Investment Manager to institutional and other clients.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Management Agreement.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Ben Morton
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP INCOME AND ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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MIESAR

Semiannual Report May 31, 2013

Cohen & Steers MLP Income and Energy Opportunity Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 2, 2013